UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         PIONEER CONSULTING GROUP, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                                               20-5912837
  (State or jurisdiction of                                   (I.R.S. Employer
incorporation or organization)                               Identification No.)


2840 Hwy 95 Alt S #7 Silver Springs, Nevada                         89429
 (Address of principal executive offices)                        (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered
-------------------                               ------------------------------

  Not Applicable                                          Not Applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-147634

        Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, Par Value of $0.001 Per Share

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the common stock, $0.001 par value per share, of Pioneer Consulting Group, Inc. (the "Registrant") contained in the Registrant's Registration Statement on Form SB-2, as amended, filed with the Securities and Exchange Commission (File No. 333-147634) is incorporated by reference into this registration statement.

ITEM 2. EXHIBITS.

Exhibit
Number                 Description of Exhibits
------                 -----------------------

 3.1                Articles of Incorporation.(1)

 3.2                Bylaws, as amended. (1)

----------
(1) Incorporated herein by reference to the exhibits of the same number in the Registrant's Registration Statement on Form SB-2, as amended.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        Pioneer Consulting Group, Inc.


Date: August 24, 2012                   By: /s/ Matthew Marcus
                                            ------------------------------------
                                            MATTHEW MARCUS
                                            President, Chief Executive Officer
                                            and Chief Financial Officer
                                            Principal Executive Officer,
                                            Principal Financial Officer and
                                            Principal Accounting Officer)

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